# FIFTH MODIFICATION AGREEMENT
## (Extension)

THIS FIFTH MODIFICATION AGREEMENT (this "Agreement"), effective as of the 30th day of April 2020, is by and between ATLANTIC UNION BANK, a Virginia banking corporation and successor to Access National Bank (the "Bank"); and WIDEPOINT CORPORATION, a Delaware corporation, WIDEPOINT INTEGRATED SOLUTIONS CORP., a Virginia corporation, WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION, a Virginia corporation, and WIDEPOINT IL, INC., an Illinois corporation (hereinafter individually and collectively called the "Borrower").

WITNESSETH THAT:

WHEREAS, the Bank is the owner and holder of that certain Revolving Commercial Note dated June 15, 2017, made by the Borrower and payable to the order of the Bank, in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (as modified by that certain First Modification Agreement dated as of January 29, 2018, that certain Second Modification Agreement dated as of April 30, 2018, that certain Third Modification Agreement dated as of June 30, 2018, and that certain Fourth Modification Agreement dated as of April 30, 2019, the "Note"); and

WHEREAS, the Note was issued pursuant to the terms of, and is governed by, that certain Loan and Security Agreement dated June 15, 2017, by and between the Borrower and the Bank (as from time to time modified, supplemented and replaced, the "Loan Agreement"); and

WHEREAS, as of the effective date hereof, the principal balance of the Note is $____0____ and the parties hereto desire to modify the terms of the Note and Loan Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The maturity date of the Note is hereby extended to April 30, 2021. The definition of "Date of Maturity" in the Note and the Loan Agreement is hereby changed to "April 30, 2021".

2. From and after the effective date hereof, the Note shall bear interest on the outstanding principal balance from time to time at a variable rate per annum equal to the Prime Rate (as defined in the Note) plus one-quarter of one percent (0.25%).

3. The definition of "Eligible Accounts" in Section 1.1 of the Loan Agreement is hereby modified, as follows:

(a) By replacing clause (iv) thereof with the following:

(iv) accounts of any Account Debtor if fifty percent (50.00%) or more (in aggregate dollar amount) of such accounts is unpaid more than 90 days after the date of the original bill;

(b) By re-designating clause (xi) thereof as clause (xii) and by inserting a new clause (xi), as follows:

(xi) at any time, the combined dollar amount of all accounts owing directly from Account Debtors other than the United States, in excess of fifty percent (50.00%) of the total Borrowing Base, at such time; and

4. The Bank's legal fees, in the amount of $847.50, shall be paid to the Bank as part of this modification.

5. The Borrower hereby acknowledges and agrees that, as of the effective date hereof, the unpaid principal balance of the Note is $______0______ and that there are no set-offs or defenses against the Note or the Loan Agreement.

6. The parties to this Agreement do not intend that this Agreement be construed as a novation of the Note or the Loan Agreement.

7. Except as hereby expressly modified, the Note and Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and are hereby expressly approved, ratified and confirmed. A legend shall be placed on the face of the Note indicating that its terms have been modified hereby, and the original of this Agreement shall be affixed to the original of the Note.

8. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

WITNESS the following signatures and seals.

WIDEPOINT CORPORATION [SEAL]

By: ______________________
Jin Kang
Secretary

WIDEPOINT INTEGRATED SOLUTIONS CORP. [SEAL]

By: ______________________
Jin Kang
Secretary

By: ______________________
Kellie Kim
Chief Financial Officer

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION [SEAL]

By: ______________________
Jin Kang
Secretary

By: ______________________
Kellie Kim
Chief Financial Officer

WIDEPOINT IL, INC. [SEAL]

By: ______________________
Jin Kang
Secretary

By: ______________________
Kellie Kim
Chief Financial Officer

ATLANTIC UNION BANK [SEAL]

By: ______________________
Adam Nalls
Senior Vice President

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